SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 10, 2005
PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-28275 (COMMISSION FILE NUMBER)	75-2837058 (IRS EMPLOYER IDENTIFICATION NO.)
500 NORTH CENTRAL EXPRESSWAY
PLANO, TX 75074
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(972) 881-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE )
N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
SECTION 8 — OTHER EVENTS.
Item 8.01 Other Events
On November 10, 2005, PFSweb, Inc. issued a press release announcing it had signed a non-binding letter of intent to merge with eCost.com, Inc. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
                    99.1 Press Release dated November 10, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.
Dated: November 14, 2005	By:	/s/ THOMAS J. MADDEN
Thomas J. Madden
Executive Vice President, Chief Financial and Accounting Officer